February 2021 Convertible Preferred Shares and Warrants (Tables)	6 Months Ended
Jun. 30, 2021
February 2021 Convertible Preferred Shares And Warrants [Abstract]
Schedule of assumptions used to measure the fair value of February 2021 Warrants on the date of issuance
	Series D	Series E	Series F
Expected term in years	5	1	5
Expected dividend yield	0%	0%	0%
Volatility	43.05%	50.45%	43.05%
Risk-free interest Rate	0.63%	0.208%	0.63%